                                                                EXHIBIT 10.9

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of December 14, 1999, by and among Lifef/x Networks, Inc., a Delaware corporation formerly known as Pacific Title/Mirage, Inc. ("Transferor"), PTM Productions, Inc., a Delaware corporation ("Transferee"), and solely with respect to Section 4 below, Safeguard Delaware, Inc., a Delaware corporation ("SDI"), with reference to the following facts:

     A. Transferee is a newly formed Delaware corporation that intends, among other things, to operate Transferor's Optical and Scanning and Recording Divisions (collectively, the "Business").

     B. Transferor wishes to transfer to Transferee substantially all of its assets, other than those relating primarily to its Lifef/x Division, in consideration for Transferee's assumption of substantially all its liabilities, other than those relating primarily to its Lifef/x Division and Transferee's indemnification of Transferor for certain liabilities.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Assignment.  Upon the satisfaction, or waiver, if applicable, of
              ---------
all of the conditions precedent set forth in Section 8 hereof (the "Closing Date"), Transferor shall assign, transfer, convey and deliver to Transferee, and Transferee shall accept from Transferor, all of Transferor's right, title and interest in and to all of the business, goodwill, assets, properties and rights of every nature, kind and description throughout the world, whether tangible or intangible, wherever located and whether or not carried or reflected on the books and records of Transferor, which are owned by Transferor or in which Transferor has any interest, except only the Excluded Assets (as defined below) and any of the foregoing which relate primarily to the Excluded Assets (collectively, the "Assets"). The Assets shall include, but not be limited to, the following:

              (a) all real property interests of Transferor including, without limitation, the real property described on Schedule 1(a) hereto, and all of the rights arising out of the ownership thereof or appurtenant thereto, together with all buildings, houses, barns, sheds, warehouses, storage facilities, mobile homes, farming-related furnishings, fixtures, attachments and improvements located thereon or attached thereto; roads, bridges, canals, ditches, dams, dikes, headgates, standpipes, paved areas, storage areas, airstrips and reservoirs, enclosures, located thereon or attached thereto; all of Transferor's rights arising out of the ownership or use of any of the foregoing (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant to any of the foregoing (collectively, the "Real Property");

              (b) all inventories, including, without limitation, inventories of raw materials, work in progress, storehouse stocks, materials, supplies, finished goods and consigned goods, whether located on the premises of Transferor, in transit to or from such premises, in storage facilities or otherwise;

              (c) all machinery, equipment, rolling stock, trucks, automobiles, furniture, supplies, spare parts, tools, stores and other tangible personal property, including, without limitation, two (2) Kodak Lightning II Laser Film Recorders (collectively, the "Tangible Personal Property");

              (d) all intangible properties owned by Transferor or in which Transferor has any interest, including, without limitation, (i) all foreign and domestic registered and unregistered trademarks, service marks, trade names and slogans, all applications therefor, and all associated goodwill, including, without limitation, Transferor's right, title and interest in and to the name "Pacific Title/Mirage, Inc." and any similar names or trade names relating to the Business; (ii) all statutory, common law and registered copyrights (whether foreign or domestic), all applications therefor and all associated goodwill;
(iii) all foreign and domestic patents and patent applications, all associated technical information, shop rights, know-how, trade secrets, processes, operating, maintenance and other manuals, drawings and specifications, process flow diagrams and related data, and all associated goodwill; (iv) all "software" and documentation thereof (including all electronic data processing systems and program specifications, source codes, input data and report layouts and format, record file layouts, diagrams, functional specifications, narrative descriptions, and flow charts), including, without limitation, the domain name "pactitle.com" registered by Transferor with Network Solutions, Inc. through CRL Network Services, Inc.; and (v) all other inventions, discoveries, improvements, processes, formulae (secret or otherwise), data, drawings, specifications, trade secrets, confidential information, know-how, ideas and intellectual property rights (including those in the possession of third parties, but which are the property of Transferor), and all drawings, records, books or other tangible media embodying the foregoing;

              (e) all prepaid items (including, without limitation, insurance deposits, personal property taxes, real property taxes, municipal or local tax payments or deposits, and utility deposits), deferred charges, reserve accounts and other security and similar deposits owned by Transferor or in which Transferor has any interest;

              (f) all licenses, permits, consents, authorizations, certificates, registrations and other approvals granted or issued to Transferor or in which Transferor has any interest (including the right to use);

              (g) that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated December 12, 1997 by and between A&G LLC and Transferor relating to certain premises located at 1149 North Gower Street, Los Angeles, California (as amended, the "Gower Lease");

              (h) that certain Letter of Intent dated December 8, 1999 from Transferor to A&G LLC relating to the sale of certain of Transferor's assets (the "A&G LOI");

              (i) all contracts (written and oral, including, without limitation, employment contracts and relationships, whether at-will or otherwise, and collective bargaining and other union agreements), agreements, warranties, guaranties, indentures, bonds, personal property leases (including, without limitation, vehicle leases), operating leases, capital equipment leases (including, without limitation, all leases that relate to Transferor's Digital Division), subleases, plans, licenses, purchase orders, sales orders, commitments or binding arrangements of any nature whatsoever, express or implied, written or unwritten, and all amendments thereto, entered into by or binding upon Transferor or to which any of its properties may be subject (collectively, with the Gower Lease and the A&G LOI, the "Contracts and Other Agreements");

              (j) Transferor's 401(k) Plan (as hereinafter defined) and in accordance with Section 6 below;

              (k) all accounts, notes, accounts receivable, contract rights, drafts, and other forms of claims, demands, instruments, receivables and rights to the payment of money or other forms of consideration, whether for goods sold or leased, services performed or to be performed, or otherwise, owned by Transferor or in which Transferor has any interest (together with all guarantees, security agreements and rights and interests securing the same);

              (l) all cash and cash equivalents, bank accounts, certificates of deposit, bankers' acceptances, United States government (or agency) securities, other securities or ownership interests in other entities owned by Transferor or in which Transferor has any interest;

              (m) all books and records, ledgers, employee records, customer lists, files, correspondence, tax returns, tax and financial records and reports, and other written records of every kind owned by Transferor or in which Transferor has any interest (collectively, the "Books and Records");

              (n) all rights of Transferor under express or implied warranties from suppliers or contractors with respect to the Assets;

              (o) all of Transferor's claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, including, without limitation, those relating to or arising out of that certain terminated Asset Purchase Agreement dated as of June 23, 1999 between Transferor and American International Industries, Inc.;

              (p) all of Transferor's rights to receive mail and other communications;

              (q) all certifications and approvals from all certifying agencies issued to Transferor and all rights to all data and records held by certifying agencies;

              (r)  all goodwill attributable to Transferor's business;

              (s) all rights or entitlements to income tax refunds or income tax credits; and

              (t) all other properties, tangible and intangible, not otherwise referred to above which are owned by Transferor or in which it has any interest.

          2.  Excluded Assets. Notwithstanding anything in this Agreement to the
              ---------------
contrary, the following shall be excluded from the Assets purchased hereunder and shall not constitute Assets (collectively, the "Excluded Assets"):

              (a) all assets set forth on Schedule 2(a) hereto, all of which relate to Transferor's Lifef/x Division;

              (b) all of Transferor's right, title and interest in and to the name "Lifef/x", "Lifef/x Networks", and any similar names or trade names relating to Transferor's Lifef/x Division;

              (c) all proceeds from the private offering by Lifef/x, Inc., a Nevada corporation formerly known as Fin Sports U.S.A., Inc., which closed on December 14, 1999;

              (d)  all stock option plans and stock options;

              (e) all prepaid items (including, without limitation, insurance deposits, personal property taxes, real property taxes, municipal or local tax payments or deposits, and utility deposits), deferred charges, reserve accounts and other security and similar deposits owned by Transferor or in which Transferor has any interest, to the extent the same relate primarily to the Excluded Assets;

              (f) all books and records, ledgers, employee records, customer lists, files, correspondence, tax returns, tax and financial records and reports, and other written records of every kind owned by Transferor or in which Transferor has any interest, to the extent the same relate primarily to the Excluded Assets;

              (g) all of Transferor's claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, to the extent the same relate primarily to the Excluded Assets;

              (h) all rights of Transferor under express or implied warranties from suppliers or contractors, to the extent the same relate primarily to the Excluded Assets;

              (i) all of Transferor's rights to receive mail and other communications, to the extent the same relate primarily to the Excluded Assets;

              (j) all certifications and approvals from all certifying agencies issued to Transferor and all rights to all data and records held by certifying agencies, to the extent the same relate primarily to the Excluded Assets; and

              (k)  all goodwill attributable primarily to the Excluded Assets.

          3.  Assumption of Liabilities and Obligations.
              -----------------------------------------

              (a)  Assumed Liabilities. As consideration for the assignment,
                   -------------------
transfer, conveyance and delivery of the Assets to Transferee, effective on the Closing Date, Transferee shall assume and agree to pay and perform all of Transferor's liabilities and obligations relating to and arising under or in connection with the Assets, whether arising or accruing prior to, on or after the Closing Date, including, without limitation, all liabilities and obligations relating to (i) the Safeguard Loans (as hereinafter defined), (ii) the Transferred Employees (as hereinafter defined), (iii) the 401(k) Plan (and in accordance with Section 6 below), and (iv) all management fees owing to Safeguard Scientifics, Inc., a Delaware corporation ("SSI"), and its affiliates and Mirage Technologies Limited Partnership (collectively, the "Assumed Liabilities"). Notwithstanding anything to the contrary set forth herein, Transferee shall not be deemed to have assumed any liability or obligation whatsoever with respect to the Excluded Assets or Transferor's Lifef/x Division, all of which are retained by Transferor.

              (b)  Liens Existing on the Closing Date. The Assets and Assumed
                   ----------------------------------
Liabilities transferred in accordance herewith shall be transferred subject to all liens and encumbrances existing on the Closing Date, including, without limitation, the liens in favor of Silicon Valley Bank and the liens in favor of SDI and SSI, the latter of which were granted in accordance with that certain Indemnification Agreement of even date herewith by and among Transferee, Transferor and SSI (collectively, the "Liens"). Transferee hereby acknowledges and agrees that the Assets and the Assumed Liabilities will be transferred subject to the Liens.

          4.  Safeguard Loans. During the period from October 1, 1999 to the
              ---------------
Closing Date, SDI and its affiliates have made, and may make additional, loans and advances (collectively, the "Safeguard Loans") to Transferor, some or all of which are or will be evidenced by promissory notes (collectively, the "Safeguard Notes"). To effectuate the assumption by Transferee of the Safeguard Loans outstanding on the Closing Date as set forth in Section 3 above, on the Closing Date (a) SDI shall return to Transferor all outstanding Safeguard Notes (marked "canceled") evidencing the outstanding Safeguard Loans (collectively, the "Canceled Safeguard Notes"), and (b) Transferee shall execute and deliver to SDI new Safeguard Notes to replace the Safeguard Notes canceled pursuant to this
Section 4 (collectively, the "New Safeguard Notes"). The New Safeguard Notes shall be in form and substance satisfactory to Transferee and SDI.

          5.  Transfer of Employees. On the Closing Date, Transferee shall hire
              ---------------------
all of Transferor's employees (collectively, the "Transferred Employees"), other than those working primarily for Transferor's Lifef/x Division. Transferor's union employees shall be employed by Transferee pursuant to the terms and conditions of the collective bargaining agreements pursuant to which such employees were employed immediately prior to the Closing Date. Transferor's nonunion employees, including, without limitation, Phillip Feiner ("Feiner") and Kenneth Smith ("Smith"), shall be employed by Transferee on substantially the same or similar terms and conditions as those provided to such employees immediately prior to the Closing Date.

          6.  401(k) Matters.
              --------------

              (a)  Assumption. Effective as of the Closing Date, (i) Transferee
                   ----------
shall adopt and assume sponsorship of Transferor's 401(k) plan (the "401(k) Plan") from Transferor, with full authority with respect thereto, including without limitation, the authority to maintain, amend and terminate the 401(k) Plan, and (ii) Transferee shall assume and agree to perform and discharge all of the duties and obligations of the employer sponsor under the 401(k) Plan and to pay, and be solely responsible, for all of the liabilities and obligations of any kind (whether absolute, contingent or otherwise) of the employer sponsor thereunder in respect of, arising under or required to be performed with respect to the 401(k) Plan and its participants. As soon as practicable following the Closing Date, Transferee shall amend the 401(k) Plan to reflect that effective as of the Closing Date, Transferee is the "Employer" maintaining the 401(k) Plan.

              (b)  Continuity of Trust Fund. The 401(k) Plan's existing trust
                   ------------------------
fund (the "Trust Fund") shall continue to hold all of the 401(k) Plan's assets and fund all of the benefits payable under the Plan and the existing trustees of the Trust Fund shall not be changed as a result of this Agreement. Notwithstanding the foregoing, at any time and from time to time hereafter, Transferee shall have the exclusive power to change the Trustee or the investment policy of the Trust Fund.

              (c)  Plan Contributions. Transferor shall make all 401(k) Plan
                   ------------------
contributions earned by 401(k) Plan participants from Transferor prior to the Closing. Transferee shall make all other 401(k) Plan contributions for the current 401(k) Plan year.

              (d)  Cooperation. Transferor shall promptly provide Transferee
                   -----------
with all information and take such other reasonable steps following the Closing Date as Transferee may request in order to facilitate the proper administration of the 401(k) Plan and the continued qualification of the 401(k) Plan under
Section 401 of the Internal Revenue Code of 1986, as amended.

              (e)  No Undertaking to Maintain the 401(k) Plan for Any Stated
                   ---------------------------------------------------------
Period of Time. While Transferee shall continue the 401(k) Plan in force after
--------------
the assumption provided for in this Agreement, it reserves the right to amend the 401(k) Plan at any time and from time to time and to terminate the 401(k) Plan at any future date.

          7.  Indemnification.
              ---------------

              (a)  Indemnification. As further consideration for Transferor's
                   ---------------
agreement to assign, transfer, convey and deliver the Assets to Transferee, effective as of the date of this Agreement, Transferee shall indemnify, defend and hold harmless Transferor and its stockholders, directors, officers, employees, agents, attorneys and representatives (collectively, the "Indemnified Parties"), from and against any and all Losses (as hereinafter defined) which may be incurred or suffered by any or all of the Indemnified Parties and which have arisen or resulted from or may arise out of or result from the Assets or the Assumed Liabilities. As used herein, "Losses" shall mean all losses, liabilities, damages, awards, judgments, assessments, fines, sanctions, penalties, charges, costs, expenses, payments, however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit or arbitration and any appeal therefrom, all actual attorneys', accountants', and expert witness' fees and expenses (including without limitation all disbursements) incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to the other provisions of this Section 7(a), all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration. Notwithstanding anything to the contrary contained herein, Transferee shall have no obligation to indemnify the Indemnified Parties for Losses which have arisen or resulted from or may arise out of or result from the Assets or the Assumed Liabilities to the extent that (i) such Assets have been used in Transferor's Lifef/x business, or
(ii) such Assumed Liabilities arose or resulted from or may arise or result from Transferor's Lifef/x business (collectively, the "Excluded Indemnification Obligations"). Each of Transferor and Transferee shall use its best efforts to reach mutual agreement on the amount and allocation of the Excluded Indemnification Obligations. If such parties are unable to reach such mutual agreement, the dispute shall be submitted to binding arbitration in Los Angeles, California. Such arbitration shall be conducted by the American Arbitration Association, whose rules applicable to commercial disputes shall be in force.

              (b)  Notice. If any Indemnified Party receives notice of any
                   ------
claim, action or proceeding with respect to which Transferee is obligated to provide indemnification pursuant to Section 7(a) above, the Indemnified Party shall promptly give Transferee written notice thereof, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising therefrom and the basis of the claim. Such notice shall be a condition precedent to any liability of Transferee for indemnification hereunder, but the failure of the Indemnified Party to give prompt notice of a claim shall not adversely affect the Indemnified Party's right to indemnification hereunder unless the defense of that claim is materially prejudiced by such failure.

              (c)  Third-Party Claims. Transferee shall have the right to
                   ------------------
conduct and control at its own cost, through its own counsel, the defense, compromise or settlement of any third-party claim, action or suit involving an Indemnified Party as to which indemnification is sought, and such Indemnified Party shall cooperate at no cost and furnish any records, information and testimony and attend any conferences, discovery proceedings, hearings, trials and appeals as Transferee may reasonably request. The Indemnified Party shall be entitled at any time to participate in (but not direct) the defense of any such claim, action or proceeding through its own counsel and at its own expense. The Indemnified Party shall not compromise or settle any third-party claim that is subject to indemnification under this Agreement without the prior written consent of Transferee, which shall not be unreasonably withheld or delayed.

          8.  Condition Precedent. Each of the following shall occur on or
              -------------------
before the Closing Date and is a condition precedent to the occurrence thereof:

              (a) Transferor shall have obtained or satisfied all consents, approvals, authorizations, notices, filings, exemptions or other requirements (whether prescribed by the organizational documents of the parties, applicable law or required pursuant to any material Contract or Other Agreement or otherwise) necessary, appropriate, and material for the transfer of the Assets and the assumption of the Assumed Liabilities contemplated hereby;

              (b) Transferor shall have executed and delivered to Transferee bills of sale, endorsements, assignments, deeds and other instruments of conveyance and transfer with respect to the Assets effecting the sale, transfer, assignment and conveyance of the Assets to Transferee, including, without limitation, the General Bill of Sale, Assignment and Assumption Agreement in the form attached hereto as Exhibit "A" (the "Bill of Sale") and any and all documents (including, without limitation, documents relating to title insurance) reasonably requested or required in connection with the transfer of ownership of the Real Property (collectively, the "Assignment Documents");

              (c) SDI shall have returned to Transferor the Canceled Safeguard Notes;

              (d) Transferee shall have executed and delivered to SDI the New Safeguard Notes;

              (e) Transferee shall have executed and delivered to Transferor such undertakings of assumption as Transferor may reasonably request to reflect Transferee's assumption of the Assumed Liabilities, including, without limitation, the Bill of Sale (collectively, with the New Safeguard Notes, the "Assumption Documents");

              (f) Transferor and Transferee shall have executed and delivered the License Agreement substantially in the form attached hereto as Exhibit "B"; and

              (g) Each of Transferor and Transferee shall have executed and delivered all other certificates, documents, instruments and writings reasonably required to be delivered by it on or before the Closing Date pursuant to this Agreement or otherwise reasonably required in connection herewith.

          9.  Failure to Obtain Consents. This Agreement shall not constitute an
              --------------------------
assignment of any claim, asset, right, contract, permit or license if the attempted assignment thereof without the consent of the other party thereto would constitute a breach thereof or in any way adversely and materially affect the rights of Transferor thereunder. If such consent is not obtained, or if any attempted assignment thereof would be ineffective or would adversely and materially affect the rights of Transferor thereunder so that Transferee would not in fact receive all such rights, then (a) only the proceeds of such claim, asset, right, contract, permit or license shall be deemed to have been transferred to Transferee pursuant hereto and Transferor shall otherwise retain such claim, asset, right, contract, permit or license, and (b) Transferor hereby engages Transferee, and Transferee hereby accepts the engagement, to act as the attorney-in-fact of Transferor in order to obtain for Transferee the benefit of such claim, asset, right, contract, permit, franchise or license. From and after the Closing Date, Transferor shall use its best efforts to obtain or satisfy all such consents, approvals, authorizations, notices, filings, exemptions and other requirements.

          10. Representations and Warranties.
              ------------------------------

              (a) Each of Transferor and Transferee represents and warrants to the other that on the date hereof and on the Closing Date (i) it has all requisite power and authority to execute and deliver this Agreement, the Assignment Documents, the Assumption Documents, and any other assignments, instruments and documents to be executed and delivered to effectuate the assignment and assumption contemplated hereby, (ii) its execution and delivery of this Agreement, the Assignment Documents, and the Assumption Documents, and the performance of its obligations hereunder and thereunder have been authorized by all necessary action and do not violate any laws, regulations or orders by which it is bound, and (iii) this Agreement, the Assignment Documents, and the Assumption Documents constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof and thereof.

              (b) Transferor represents and warrants to Transferee that on the date hereof and on the Closing Date it has good and marketable title to each of the Assets, subject only to the Liens. The delivery to Transferee of the instruments of transfer of ownership contemplated by this Agreement will, on the Closing Date, vest in Transferee good and marketable title to each of the Assets, subject only to the Liens.

              (c) Transferee understands that, except as provided in Section 10(b) above, Transferor is making no representation or warranty, express or implied, with respect to the Assets and that Transferee is acquiring the Assets "as is" and "with all faults", if any.

          11. Delivery. In addition to the instruments, agreements and other
              --------
documents, including, without limitation, the Assignment Documents and the Assumption Documents, executed and delivered in accordance with this Agreement, on or as soon as practicable following the Closing Date, Transferor shall deliver the following to Transferee or to such location, person or entity designated by Transferee in its sole discretion:

              (a) The Assets, including, without limitation, (i) all Tangible Personal Property, (ii) possession of the Real Property, (iii) all originals and copies of the Contracts and Other Agreements; (iii) the certificates representing any securities or ownership interests in other entities included in the Assets and any negotiable instruments included in the Assets, together with duly executed assignments in blank and all necessary endorsements; (iv) all cash on hand and in banks which is included in the Assets; and (v) all Books and Records relating to or included in the Assets; and

              (b) Any other information, document, instrument or agreement with respect to the Assets and the Assumed Liabilities in the possession or control of Transferor.

          12. Reimbursement Obligations. If an amount is received or recovered
              -------------------------
by Transferor after the Closing Date in respect of the Assets, Transferor shall promptly pay such amount to Transferee after receipt thereof and assign to Transferee any related rights under contract or otherwise. If any amount is received or recovered by Transferee after the Closing Date in respect of the Excluded Assets, Transferee shall promptly pay such amount to Transferor after receipt thereof and assign to Transferor any related rights under contract or otherwise.

          13. Assets and Assumed Liabilities Held in Trust. From the date
              --------------------------------------------
hereof until the Closing Date, Transferor shall hold the Assets and the Assumed Liabilities and the proceeds of each in trust for the benefit of Transferee, and neither Transferor nor its stockholders shall be entitled to any beneficial interest in the Assets or the Assumed Liabilities during such period. From the date hereof until the Closing Date, Transferee may direct Transferor to convey, transfer or otherwise dispose of any or all of the Assets or Assumed Liabilities, provided that such disposition would not have any material adverse effect on Transferor.

          14. Further Assurances. Each of Transferor and Transferee shall, at
              ------------------
any time and from time to time after the date hereof, upon request of the other party hereto, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, and assurances, and take all such further actions, as shall be necessary or desirable to give effect to the transactions contemplated hereby and to collect and reduce to the possession of Transferee any and all of the Assets.

          15. Notices. All notices, requests and other communications hereunder
              -------
shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

              Transferor:  Lifef/x Networks, Inc.
                           (f/k/a Pacific Title/Mirage, Inc.)
                           8 Cambridge Center
                           Cambridge, Massachusetts  02142-1401
                           Attn:  Mr. Richard Guttendorf
                           Facsimile: (617) 551-5848

              Transferee:  PTM Productions, Inc.
                           c/o Safeguard Scientifics, Inc.
                           800 The Safeguard Building
                           435 Devon Park Drive
                           Wayne, Pennsylvania 19087-1945
                           Attn:  Steve Rosard, Esq. & Mr. Richard Guttendorf
                           Facsimile: (610) 293-0601

          All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgment or other evidence of actual receipt or delivery (or attempted delivery) to the address specified above. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three (3) business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

          16.  Choice of Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the laws of the State of California.

          17.  Third Party Beneficiaries. This Agreement is entered into for the
               -------------------------
sole protection and benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement. Notwithstanding anything to the contrary contained herein, each of the Indemnified Parties (other than Transferor) and its heirs, successors and permitted assigns shall be deemed to be a third-party beneficiary of this Agreement but solely with respect to Section 7 hereof.

          18.  Waiver. The waiver or failure of either party to exercise in any
               ------
respect any right provided for in this Agreement shall not be deemed a waiver of any further right under this Agreement.

          19. Severability. If any provision of this Agreement is invalid,
              ------------
illegal or unenforceable under any applicable statute or rule of law, it is to that extent to be deemed omitted. The remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

          20. Gender.  Any of the terms defined in this Agreement may, unless
              ------
the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference, and all references in this Agreement to a person or entity shall be deemed to include that person's heirs, personal representatives, administrators, successors and permitted assigns.

          21. Assignment. This Agreement and the covenants and agreements
              ----------
herein contained shall inure to the benefit of and shall bind the respective parties hereto and their respective successors and permitted assigns. Either party may assign its interest under this Agreement with the prior written consent of the other party hereto, which consent shall not be unreasonably withheld or delayed.

          22. Entire Agreement. This Agreement is intended to embody the final,
              ----------------
complete and exclusive agreement among the parties with respect to the subject matter hereof and is intended to supersede all prior agreements, understandings and representations written or oral, with respect thereto, and may not be contradicted by evidence of any such prior or contemporaneous agreement, understanding or representation, whether written or oral.

          23. Arbitration. The sole and exclusive jurisdiction, venue and means
              -----------
for resolving any controversy or claim arising out of, relating to or concerning this Agreement (including, without limitation, the agreement to arbitrate contained in this Section 23), the compliance by any party herewith, any claim in tort, or any claim for violation of any federal, state or local statute, ordinance or regulation, shall be binding arbitration in Los Angeles County, California. The arbitration shall be conducted by the American Arbitration Association, whose rules applicable to commercial disputes shall be in force, and judgment or the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. There shall be one arbitrator to be mutually selected by the parties to the arbitration. The fees of the arbitrator, administrative fees, and the other fees and costs of the arbitration, including, but not limited to, the cost of any record or transcripts of the arbitration, shall be advanced by the parties to the arbitration in equal portions, and, in addition thereto, each such party shall advance the fees of its own attorneys, the expenses of its witnesses and all other expenses connected with presenting its case. THE PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ARBITRABLE CONTROVERSY OR CLAIM.

          24. Attorneys' Fees. Without limiting the enforceability of Section 23
              ---------------
above, if any action or proceeding is commenced in arbitration or otherwise by either party to enforce its rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding, including any bankruptcy, insolvency or appellate proceedings, shall be entitled to recover all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and court costs and other amounts advanced in accordance with Section 23 above, in addition to any other relief awarded by the arbitrator or court.

          25. Amendments. This Agreement shall not be altered, modified or
              ----------
amended except by a written instrument signed by each of the parties hereto (except SDI unless such alteration, modification or amendment relates to Section 4 above).

          26. Headings. The captions and headings used in this Agreement are for
              --------
convenience only and shall not be construed as a part of this Agreement.

          27. Counterparts. This Agreement may be executed in multiple
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              TRANSFEROR:
                              ----------


                              LIFEF/X NETWORKS, INC.
                              (F/K/A PACIFIC TITLE/MIRAGE, INC.),
                              a Delaware corporation



                              By: /s/ Richard A. Guttendorf
                                 --------------------------------
                                    Richard A. Guttendorf
                                    Chief Financial Officer and Secretary


                              TRANSFEREE:
                              ----------


                              PTM PRODUCTIONS, INC.,
                              a Delaware corporation



                              By: /s/ Richard A. Guttendorf
                                 --------------------------------
                                    Richard A. Guttendorf
                                    President


                              SOLELY WITH RESPECT TO SECTION 4 ABOVE:

                              SDI:
                              ---

                              SAFEGUARD DELAWARE, INC.,
                              a Delaware corporation


                              By: /s/ Steven Rosard
                                 --------------------------------
                              Name:   Steven J. Rosard
                                   ------------------------------
                              Title:  Vice President
                                    -----------------------------

                                 SCHEDULE 1(a)
                                 -------------

                                 REAL PROPERTY
                                 -------------

PARCEL 1:

LOT 1 IN BLOCK "B" OF SENECA HEIGHTS IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 72 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THOSE PORTIONS OF LOTS 2 AND 3 IN BLOCK 23 OF COLEGROVE, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 53 PAGE 10 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 1 IN BLOCK "B" OF SENECA HEIGHTS, AS PER MAP RECORDED IN BOOK 16 PAGE 72 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, IN THE SOUTH LINE OF SANTA MONICA BOULEVARD 80 FEET WIDE; SAID POINT OF BEGINNING BEING DISTANT WESTERLY 47.50 FEET FROM THE INTERSECTION OF SAID SOUTH LINE OF SANTA MONICA BOULEVARD WITH THE WEST LINE OF LILLIAN WAY; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID LOT 1, 135 FEET; THENCE WESTERLY PARALLEL WITH SAID SOUTH LINE OF SANTA MONICA BOULEVARD 87.50 FEET; THENCE NORTHERLY PARALLEL WITH SAID WEST LINE OF LILLIAN WAY, 135 FEET TO SAID SOUTH LINE OF MONICA BOULEVARD; THENCE EASTERLY ALONG SAID LAST MENTIONED LINE 87.50 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

THOSE PORTIONS OF LOTS 2 AND 3 IN BLOCK 23 OF COLEGROVE, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 53 PAGE 10 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND OF LOT 2 IN BLOCK "B" OF SENECA HEIGHTS, IN SAID CITY, AS PER MAP RECORDED IN BOOK 16 PAGE 72 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WEST LINE OF LILLIAN WAY, DISTANT SOUTHERLY 67.50 FEET FROM THE NORTHEAST CORNER OF LOT 2 IN BLOCK "B" OF SENECA HEIGHTS; THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF SANTA MONICA BOULEVARD, 135 FEET; THENCE SOUTHERLY PARALLEL WITH SAID WEST LINE OF LILLIAN WAY, 67.50 FEET TO THE NORTH LINE OF ELEANOR AVENUE; THENCE EASTERLY ALONG SAID LAST MENTIONED LINE; 135


                                     S-la

FEET TO SAID WEST LINE OF LILLIAN WAY, THENCE NORTHERLY ALONG SAID LILLIAN WAY, 67.50 FEET TO THE POINT OF BEGINNING.

PARCEL 4:

THOSE PORTIONS OF LOTS 2 AND 3 IN BLOCK 23 OF COLEGROVE, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 53 OF PAGE 10 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND OF LOT 2 IN BLOCK B OF SENECA HEIGHTS, IN SAID CITY, AS PER MAP RECORDED IN BOOK 16 PAGE 72 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 2 IN BLOCK "B" OF SENECA HEIGHTS, IN THE WEST LINE OF LILLIAN WAY, SAID POINT OF BEGINNING BEING DISTANT SOUTHERLY 135 FEET FROM THE INTERSECTION OF SAID WEST LINE OF LILLIAN WAY WITH THE SOUTH LINE OF SANTA MONICA BOULEVARD, 80 FEET WIDE; THENCE WESTERLY PARALLEL WITH SAID SOUTH LINE OF SANTA MONICA BOULEVARD 135 FEET; THENCE SOUTHERLY PARALLEL WITH SAID WEST LINE OF LILLIAN WAY 67.50 FEET; THENCE EASTERLY PARALLEL WITH SAID SOUTH LINE OF SANTA MONICA BOULEVARD, 135 FEET TO SAID WEST LINE OF LILLIAN WAY; THENCE NORTHERLY ALONG LILLIAN WAY 67.50 FEET TO THE POINT OF BEGINNING.


                                     S-la
                                Page of 2 of 2

                                 SCHEDULE 2(a)
                                 -------------

                      EXCLUDED ASSETS - LIFEF/X DIVISION
                      ----------------------------------



                                     -16-



See attached.

                       Listing of Life F/X Assets to be
                            Excluded from SVB Liens

 .  Patents (issued and pending) see attached

 . Technologies License, Development, Consulting and Collaboration Agreement between Auckland UniServices Limited and Pacific Title/Mirage effective as of 11/1/97

 .  Employment contracts dated as of the dates indicated:
   .  Lucille Salhany - 11/29/99
   .  Michael Rosenblatt - 11/29/99
   .  Serge LaFontaine - 12/25/99
   .  Keith Waters - 12/20/99
   .  Carol Harris - 1/17/00
   .  Mark A. Sagar - 3/1/98
   .  Paul G. Charette - 3/1/98

 .  Life insurance contracts on Mark A. Sagar & Paul G. Charette
   .  Policy # 55-646-749 issued by Manufacturer's Life Insurance Co.
      Insured:  Paul G. Charette
   .  Policy # 55-646-756 issued by Manufacturer's Life Insurance Co.
      Insured:  Mark A. Sagar

 .  Employment services of all LifeF/X employees/contractors and consultants:
     .  Boston employees/contractors/consultants include:
        .  Lucille Salhany
        .  Michael Rosenblatt
        .  Serge LaFontaine
        .  Keith Waters
        .  Carol Harris
        .  Vyctoria Thwreatt
        .  Edward Beuchert
        .  Lawrence Linsky
        .  Ian Hunter
        .  William Wilder
        .  Joseph Williams
        .  Alene Gansemer
        .  Ron Fosner
        .  David Goddeau
        .  Gabe Mahoney
        .  Chris Muldoon
        .  John Polcari

 .  Los Angeles employees/contractors/consultants include:
   .  Paul G. Charette
   .  Mark A. Sagar
   .  Greg DeCamp
   .  Brad Kalinoski
   .  David Kalinoski
   .  Rafi Mazlumian
   .  Kieran Waegner

 . Non-compete agreements from former employees
 . Prepaid health benefits on all LifeF/X employees paid to Union Health and
  Welfare Plan through Pacific Title/Mirage
 . Prepaid patent trust fund (less than $25,000) at patent firm of Bromberg &
  Sunstein, Boston, MA
 . Proprietary software and tools that have been developed by Pacific
  Title/Mirage, Inc.
 . LifeF/X Equipment at both the Los Angeles and Boston locations including, but not limited to assets on the attached listing
 . LifeF/X content and library including, but not limited to those itemized on the attached list
 . LifeF/X models, sculptures, pictures, including, but not limited to those itemized on the attached list
 . LifeF/X trademarks and service marks including but not limited to:
  . LifeF/X
  . LifeF/X, Inc.
  . LifeF/X Networks, Inc.
  . "the face of the internet"
  . "changing the internet from catalogue to dialogue"
  . "standins"
 .  LifeF/X registered domain names as per the attached listing
 .  PR related materials, brochures and Siggraph awards
 .  Prepaid D&O insurance policy issued through Jules Berlin Agency
 .  $18 million of cash from recent offering less deal-related costs and all related documentation from the offering, including without limitation all subscription agreements and Private Placement Memorandums
 .  Net Operating Loss Carryforward of former Pacific Title/Mirage, Inc.
 .  Lease for facility at "Polaroid Building" at 153 Needham Road, Newton, MA
   02164
 .  Lease for facility at facility at 7080 Hollywood Blvd., Los Angeles, CA
   90067
 . All books and records relating to the operation of the LifeF/X division and the assets listed herein

                       Listing of Life F/X Assets to be
                            Excluded form SVB Liens

                                Patent-Related

 .  Apparatus and Method for Representation of Expression in a Tissue-Like System
   (No. 8900893)

 .  Rapid High Resolution Image Capture System (No. 5999209)

 .  Apparatus and Method for Rapid 3D Paramaterization (No. 08994803)

                       Listing of Life F/X Assets to be
                            Excluded from SVB Liens

                       Equipment and Software in Boston

(1)    Two HP 859c win 98 workstations
(2)    HP Photosmart P1100 Printer
(3)    Six Dell Inspiron 7600 laptops
(4)    HP 2100tn printer
(5)    Xerox 385 fax machine
(6)    Compaq AP 200 workstation
(7)    Five Dell Precision workstations
(8)    Dell Server 44400
(9)    Cisco 3524 Data Switch, GTX router
(10)   Avid express system (Purchased in Boston, shipped to L.A.)
(11)   Two AC power adapters for Dell Inspiron
(12)   Additional CD-RW and DVD for Inspiron
(13)   Additional CD-RW for SL Inspiron and AC adapter
(14)   VST IEEE-1394 Firewire PC card
(15)   Ratoc IEEE-1394 Firewire PC card
(16)   HP deskjet printer 882c
(17)   HP deskjet printer 712c
(18)   Dell 4727T docking station
(19)   Thinkmate clone PC
(20)   Powerspec clone PC
(21)   HP deskjet printer 718c
(22) Assets purchased from One/Zero Media as listed on the following four pages

                                   Software

 .  Adobe Photoshop
 .  Adobe Premiere
 .  Adobe Golive
 .  Microsoft Developer Network Universal Library (multiple copies)
 .  Intel V-Tune
 .  Visual C Boards
 .  Visual Test
 .  Install Shield Prof.
 .  MKT Toolkit
 .  Compuware Numega

                             Life F/X Assets to be
                            Excluded from SVB Lien

Back Part of Office

Qty    Item                                     Location                     Notes
10     Work Stations (Low Height)               Center Area                  White tabletop, Material rides, Black trim
04     Work Stations (High Height)              Center Area Along Wall       White tabletop, Material rides, Black trim
01     HP 4000TN Printer                        Center Area Front Wall               2 Trays
01     Panafax UF 770 Fax Machine               Center Area Front Wall
03     Executive Desk Setup                     Offices Off Center Area      Wood Finish
01     Meridian Phone Set                       Center Area
02     Apple Monitors                           Office Off Center Area
05     17" Panasonic Monitor                    Office Off Center Area
08     17" Princeton Monitor                    Office Off Center Area
01     20" Viewsonic Monitor                    Office Off Center Area
01     17" Sun System Monitor                   Office Off Center Area
08     High Back Multi-Tilt Chair               In Cube Along Wall           Color- Black
05     2 Drawer Lateral File Cabinet            Center Area Front Wall       Color- Black
02     4 Drawer Lateral File Cabinet            Center Area Front Wall       Color- Black
01     Metal Bookcases (4 Rows)                 Center Area Front Wall       Color- Black
01     Wood Bookcases (5 Rows)                  Center Area Front Wall       Wood Finish
14     Guest Chair                              Back Wall                    Color- Red
01     Pedestal Light Fixture                   Office Off Center Area       Color- White
02     Pedestal Light Fixture                   Office Off Center Area       Color- Black

Kitchen

Qty    Item                                     Location                     Notes

01     Full Size Fridge                         Kitchen                      Color- White
01     Full Size Coke Cooler                    Kitchen                      Glass Door
01     Sanyo Microwave                          Kitchen                      Color- White
02     Single Pedestal Round Table              Kitchen                      Color- White
01     Single Pedestal Round Table Moveable     Kitchen                      Color- White
08     Chairs                                   Kitchen                      Color- Black

Conference Room

Qty    Item                                     Location                     Notes

01     Sony Television                          Conference Room              Color- Black
01     JVC Video Casette Recorder               Conference Room              Color- Black
01     Sony Projector                           Conference Room
01     Compaq Computer                          Conference Room
01     PS2 Keyboard and 2 Button Mouse          Conference Room
01     Speakers for Computer Sound              Conference Room
01     Conference Table                         Conference Room              Wood Finish
05     High Back Swivel Task Chair              Conference Room              Color- Black
05     Low Back Swivel Task Chair               Conference Room              Color- Black

Reception Area

Qty    Item                                     Location                      Notes

02     Meridian Phone Set                       Front Lobby
01     Storage Cabinet                          Front Lobby                   2 Door

                             Life F/x Assets to be
                            Excluded from SUB Lien

Wiring Closet


Qty           Item                                    Location                        Notes
01            Uninterruptible Power Supply            Wiring Closet                   APC Model 2200
01            Uninterruptible Power Supply            Wiring Closet                   APC Model 1400
01            Baystack 350 Switch                     Wiring Closet                   12 Ports
01            Baystack 350T Switch                    Wiring Closet                   10/100 16 Ports
01            Baystack 102 Hub                        Wiring Closet                   10Base T24 Ports
03            Baystack 204 Hub                        Wiring Closet                   100Base T24 Ports
02            Meridian Phone Set                      Wiring Closet
01            High Back Multi-Tilt Chair              Wiring Closet                   Color-Black

Conference Room Corridor
Qty         Item                                      Location                        Notes
01          4 Drawer Lateral File Cabinet             Conference Room Corridor        Color-Black

Large Computer Closet
Qty         Item                                      Location                        Notes
12          17" Princeton Monitor                     Large Computer Closet
01          15" NEC Monitor                           Large Computer Closet
01          17" Panasonic Monitor                     Large Computer Closet
01          17" Sun System Monitor                    Large Computer Closet
01          17" Viewsonic Monitor                     Large Computer Closet
01          17" NEC Monitor                           Large Computer Closet
01          Epson 636 Scanner                         Large Computer Closet
29          PS2 Keyboards                             Large Computer Closet           Color-White
01          Sun System Keyboard                       Large Computer Closet
05          PS2 Natural Keyboards                     Large Computer Closet           Color-White
02          Iomega Zip 100 Drives                     Large Computer Closet           MacIntosh
07          Speakers for Computer Sound               Large Computer Closet
24          PS2 2 Button Mice                         Large Computer Closet           Logitech, Microsoft
01          MacIntosh Mouse                           Large Computer Room
45          Meridian Phone Set                        Large Computer Room
01          Swing Arm Lamp                            Large Computer Room             Clip-on Incandescent
02          Desk Lamp                                 Large Computer Room             Color-Black (Halogen)
04          Desk Lamp                                 Large Computer Room             Color-Black (Incandescent)

Large Computer Closet
Qty         Item                                      Location                        Notes
04          Compaq 400Mhz, 64MB Ram, Win NT           Large Computer Room             Tower
01          Compaq 400Mhz, 196Mb Ram, Win NT          Large Computer Room             Tower
02          Compaq 350Mhz, 32MB Ram, Win Nt           Large Computer Room             Tower
01          Compaq 350Mhz, 64MB Ram, Win Nt           Large Computer Room             Tower
01          Compaq 350Mhz, 96Mb Ram, Win Nt           Large Computer Room             Tower
01          Compaq 350Mhz, 128MB Ram, Win 95          Large Computer Room             Tower
09          Compaq 350Mhz, 128Mb Ram, Win Nt          Large Computer Room             Tower
02          NPC 400 Mz, 128MB Ram, Win NT             Large Computer Room             Tower
01          NPC 333 Mhz, 64MB Ram, Win NT             Large Computer Room             Tower
05          NPC 333 Mhz 128 Mb Ram, Win NT            Large Computer Room             Tower
01          NPC 333 Mhz, 160 MB Ram, Win NT           Large Computer Room             Tower


                           Life F/X Assets to be
                            Excluded from SUB Lien

Qty   Item                                            Location                   Notes

03    Work Stations (Low Height)                      Along Proni Wall            White tabletop, Material sides, Black trim
07    Work Stations (High Height)                     Center Area                 White tabletop, Material sides, Black trim
01    4 Drawer Lateral File Cabinet                   Center Area                 Color - Black
03    Executive Credenza/Bridge/Desk                  Offices Off Center Area     Wood Finish
01    Small Round Conference Table                    Offices Off Center Area     Wood Finish
03    "L" Shape Workstations                          Offices Off Center Area     White tabletop, Black trim
01    Epson Color 800 Printer                         Center Area
01    Spare Station 10                                Offices Off Center Area
01    Sun System Monitor                              Offices Off Center Area
01    Sun System Keyboard and 2 Button Mouse          Offices Off Center Area
01    NPC 166 Mhz Computer                            Offices Off Center Area
01    15" ADC Monitor                                 Offices Off Center Area
01    PS2 Keyboard and 2 Button Mouse
01    High Back Multi-Tilt Chair                      Offices Off Center Area      Color - Black
01    Low Back Multi-Tilt Chair                       Offices Off Center Area      Color - Black
01    Guest Chair                                     Offices Off Center Area      Color - Red
01    4 Drawer Lateral File Cabinet                   Offices Off Center Area      Color - Black
01    2 Drawer Lateral File Cabinet                   Offices Off Center Area      Color - Black
01    Pedestal Light Fixture                          Offices Off Center Area      Color - White
01    HP 4050N Printer                                Offices Off Center Area      2 Trays
01    Meridian Phone Set                              Offices Off Center Area
19    Under Cabinet Light Fixtures                    Offices Off Center Area      Color - Black (PL Lamps)
27    2 Drawer Mobile File Cabinet                    Offices Off Center Area      Color - Black
26    3 Drawer Mobile File Cabinet                    Offices Off Center Area      Color - Black
01    6" Folding Table                                Offices Off Center Area
06    5" Folding Table                                Offices Off Center Area
02    6" Folding Table                                Offices Off Center Area

Front Offices

Qty   Item                                            Location                     Notes

03    Executive Credenza/Bridge/Desk                  Front Office                 Wood Finish
01    Small Round Conference Table                    Front Office                 Wood Finish
01    NPC 166Mhz Computer                             Front Office
01    17" Princeton Monitor                           Front Office
01    Keyboard and 2 Button Mouse                     Front Office
02    Wood Bookcases (2 Rows)                         Front Office                 Wood Finish
02    4 Drawer Lateral File Cabinets                  Front Office                 Color - Black
02    Wood Bookcases (4 Rows)                         Front Office Corridor        Wood Finish
02    Guest Chair                                     Front Office                 Color - Red
01    Meridian Phone Set                              Front Office
01    Desk Lamp                                       Front Office                 Color - Black (Incandescent)

                               SVB Assets to be
                            Excluded from SVB Lien

Network Office


Qty         Item                                       Location                     Notes
02          Macintosh G3 Computers                     Network Office               Specifications unknown at this time
03          NPC Computers                              Network Office               Specifications unknown at this time
01          Executive Credenza/Bridge/Desk             Network Office               Wood Finish
01          "L" Shape Workstations                     Network Office               White tabletop, Black trim
01          Wood Bookcase (2 Rows)                     Network Office               Wood Finish
01          17" Princeton Monitor                      Network Office
01          17" ADC Monitor                            Network Office
02          High Back Multi-Tilt Chair                 Network Office               Color - Black
01          Epson EPL-N2000 Printer                    Network Office               Local Printer
01          Laser Jet 6L Printer                       Network Office               Local Printer
01          NPC 333Mhz, 128 MB Ram, Win NT             Network Office               Tower
01          NPC 400Mhz, 128 MB Ram, Win Nt             Network Office               Tower
02          Compaq 400Mhz desktop Computers            Network Office               Tower
01          Compaq 350Mhz Computer                     Network Office               Tower
01          Compaq Deskpro                             Network Office               Tower
02          Meridian Phone sets                        Network Office

Upstairs Back Offices

Qty         Item                                       Location                     Notes

01          Executive Credenza/Bridge/Desk             Upstairs Back Office         Wood Finish
05          Work Stations (High Height)                Upstairs Back Office         White tabletop, Material sides, Black trim
01          4 Drawer Lateral File Cabinet              Upstairs Back Office         Color-White
01          17" Panasonic Monitor                      Upstairs Back Office
01          17" Princeton Monitor                      Upstairs Back Office
02          3 Drawer Mobile File Cabinet               Upstairs Back Office         Color - Black
05          2 Drawer Mobile File Cabinet               Upstairs Back Office         Color - Black
06          Under Cabinet Light Fixtures               Upstairs Back Office         Color - Black (PL Lamps)
01          NPC 333Mhz, 163 MB Ram, Win NT             Upstairs Back Office         Tower
01          NPC 166Mhz Computer                        Upstairs Back Office         Tower
03          Meridian Phone Sets                        Upstairs Back Office
02          PS2 Keyboard and 2 Button Mouse            Upstairs Back Office
01          PS2 Natural Keyboard and 2 Button Mouse    Upstairs Back Office
01          Speakers for Computer Sound                Upstairs Back Office
03          Pedestal Light Fixture                     Upstairs Back Office         Color - White
01          "L" Shape Workstation                      Upstairs Back Office         White tabletop, Black trim

                     LIFE F/X ASSETS EXCLUDED FROM SUBLIEN
                             EQUIPMENT AND ASSETS
                                 -LOS ANGELES-

Computers: SGI
   .  SGI 'O2' Computer "snapper"                  .  SGI 'Octane' Computer "tarpon"
          .  180mhz R5000 Processor                       .  250mhz R10,000 Processor
          .  448MB Ram                                    .  1GB Ram
          .  19" Monitor                                  .  21" Monitor
          .  4GB System Hard Drive                        .  4GB System Hard Drive
          .  18GB External Hard Drive

                                                   .  SGI 'Octane' Computer "jellyfish"
   .  SGI 'O2' Computer "manowar"                         .  (2) 175mhz R10,000 Processor
          .  180mhz R5000 Processor                       .  768MB Ram
          .  96MB Ram                                     .  21" Monitor
          .  19" Monitor                                  .  18GB System Hard Drive
          .  4GB System Hard Drive                        .  18GB External Hard Drive


   .  SGI 'O2' Computer "stingray"                 .  SGI 'Octane' Computer "fishandchips"
          .  180 mhz R5000 Processor                      .  (2) 195mhz R10,000 Processors
          .  96MB Ram                                     .  1GB Ram
          .  4GB System Hard Drive                        .  21" Monitor
                                                          .  4GB System Hard Drive
   .  SGI 'O2' Computer "grunion1"                        .  9GB External Hard Drive
          .  180mhz R5000 Processor                       .  Wacom Tablet
          .  288MB Ram
          .  21" Monitor                           .  SGI 'Octane' Computer "bluegill"
          .  4GB System Hard Drive                        .  (2) 195mhz R10,000 Processors
          .  18GB External Hard Drive                     .  768MB Ram
                                                          .  21" Monitor
   .  SGI 'O2' Computer "grunion2"                        .  4GB System Hard Drive
          .  180mhz R5000 Processor                       .  67GB External Hard Drive(s)
          .  320MB Ram
          .  21" Monitor                           .  SGI 'Octane' Computer "hammerhead"
          .  2GB System Hard Drive                        .  195mhz R10,000 Processor
          .  18GB External Hard Drive                     .  896MB Ram
                                                          .  21" Monitor
   .  SGI 'O2' Computer "grunion4"                        .  4GB System Hard Drive
          .  180mhz R5000 Processor                       .  67GB External Hard Drive(s)
          .  288MB Ram                                    .  Wacom Tablet
          .  21" Monitor
          .  2GB System Hard Drive                 .  SGI 'Origin2' Server "taniwha"
          .  18GB External Hard Drive                     .  (12) R10,000 Processors
                                                                  .  (8)  195mhz Processors
   .  SGI 'O2' Computer "minnow"                                  .  (4)  250mhz Processors
          .  195mhz R10,000 Processor                     .  3.5GB Ram
          .  576MB Ram                                    .  9GB System Hard Drive
          .  21" Monitor                                  .  330GB External Hard Drive(s)
          .  4GB System Hard Drive

                           Life F/X Assets Excluded
                                 From SVB Lien

Computers: Desktop PC's

   . Gateway Pentium II Laptop Computer
         . External Speakers
         . External Iomega 100MB Zip Drive
         . 21" External SGI Monitor
         . SOFTWARE
              . Windows 98
              . Microsoft Office
              . Microsoft Outlook
              . X-Win 32

   . Toshiba Satellite Pro Pentium Laptop Computer
         . Windows 2000
         . "Used as a terminal computer"

   . Compaq Presario 5050; Pentium II Desktop Computer
         . 19" SGI Monitor
         . External Speakers
         . SOFTWARE
               . Microsoft Office
               . Microsoft Outlook

   . Compaq Presario 5147; Pentium II Desktop Computer
         . 17" Compaq Monitor with built in speakers
         . SOFTWARE
              . Microsoft Office
              . Dreamweaver 2
              . Adobe Premier 5.1

   . Pentium II Desktop Computer
         . 21" Sony Monitor
         . SOFTWARE
              . Windows 98
              . Microsoft Office
              . Autodesk AutoCad
              . Corel Photo Paint
              . Norton Anti Virus

Printers

  . Epson Stylus Pro XL                 . Hewlett Packard 45000N
         . Color Inkjet Printer            . Laser Printer w/duplex option

  . Hewlett Packard 5N
         . Laser Printer

                           Life F/X Assets Excluded
                                 From SVB Lien

Other System Equipment

   .  DLT7 000 Tape Drive
         .  Quantum Model TH6BF-YF
   .  DTF Tape Drive
         .  Sony Model GY-2120
   .  21" SGI Monitor
         .  Laptop External Monitor
   .  Networking Equipment
   .  Data Tape Stock
         .  (28) 75GB DST Tapes used in Archives
         .  (4) 25GB DST Tapes used in Archives
         .  (38) 42GB DTF Tapes used in Archives
         .  Many other tapes, both video and data, in boxed project archives

Audio/Video Equipment

   .  Mackie Audio Mixer
   .  Microphone
   .  BetaCam Video Camera
   .  (4) Tripods
   .  Sony TRV 900 Mini DV Video Camera
   .  Sony DCR VX1000 Mini DV Video Camera
   .  Clacker Board
   .  Miscellaneous Audio and Video Cables
   .  Panasonic 13" TV/VCR Combo
         .  Model PVM-1369
   .  Fostex Audio DAT Recorder/Playback
         .  Model D-15 Master Recorder
   .  Sierra Design Labs High Definition Digital Disk Recorder
         .  Model HD 1.5 w/ Advanced Audio
         .  Sony 17" SVGA 'Confidence' Monitor

                              Software/Misc. Eq.
                                - Los Angeles -

Software: SGI
  . Alias/Wavefront Maya 2.5 Complete
        . Including Artisan Plugins
  . Alias/Wavefront Studio Paint
  . Shake 2.0
  . Matlab
  . Photoshop 3.0

Software: PC
  . Photoshop 5.5
  . Premier 5.1
  . Mathmatica
  . C++ Compiler
  . FORTRAN Compiler

Software: LifeF/x
  . Various Proprietary Applications
        . Makeshots
        . CMGUI
        . Tracking Software
        . Model Building Software
        . Various Scripts and Support Applications

Editing Systems

  . Avid Media Composer 8000
        . "Macintosh Based Platform"
        . External lomega 100MB Zip Disk
              . This item not included in original Media Composer package . 19" Sony HR Trinitron Monitor
              . Model PVM-20M4U
              . This item not included in original Media Composer package

Miscellaneous LifeF/x Equipment
  . Prisms and Mirrors
        . For LifeF/x Capture Session
  . Miscellaneous Books and Manuals
  . Miscellaneous Busts and Masks
        . Jim Carrey
        . Jessica Vallot
        . Fictitious Characters

                    Life F/X Assets Excluded From SUB Lien

Furniture and Office Equipment

 .  Conference Table
      . 6 Chairs
 .  Two piece desk set
      . (1) Desk
      . (1) Credenza
 .  Three piece desk set
      . (1) Desk
      . (2) Bookshelves
 .  Three Piece Desk Set
      . (1) Desk
      . (1) Bookshelf/Cabinet
      . (1) Lateral File Cabinet
 .  (1) "L" Shaped Desk
 .  (1) Wrap around desk
 .  4 Bookshelves
 .  12 Office Chairs
 .  4 File Cabinets
 .  Small Refrigerator
 .  Futon Chair/Bed
 .  Reclining Makeup Chair
      .  Used for applying tracking dots to actors
 .  (10) Whiteboards
 .  (2) Large Corkboards
 .  (11) Phones

Miscellaneous Items

 .  Espresso Machine
 .  Fish Tank

                    Life F/X Assets Excluded From SVS Lien
                             Proprietary Software
                                  Los Angeles

1) Tracking software: The Life F/X tracking software consists of a suite of software tools and utilities that track image feature in video images (the video format can be, but is not limited to, HDTV) in order to generate time sequences of moving three dimensional geometry. The software also includes noise filtering and modeling software for processing and transforming the tracking data to various formats.

2) Calibration software: the Life F/X calibration software calculates 3D-2D camera transformation parameters between world coordinate space and the camera image coordinate space, using data from a pre-calibrated physical target. The software optimizes the calibration parameters based on an ensemble of random target positions.

3) 3D Face modeling software: the Life F/X face modeling software consists of a suit of pipelined software tools and utilities and CMGUI command files (macros) that create (from raw tracked data) and manipulate files (including finite element node files) which describe all geometric aspects of an individual's face.

4) Polygonal model manipulation software: This is a suite of tools which modify polygonal models in such ways as transformations, polygon reduction and texture reparameterization, and change between multiple file formats.

                         LifeF/x Assets Excluded From
                                   SVB Lien



                        List of LifeFx Shows and Tests


Finished Shorts
    .  The Jester
    .  Young at Heart

LifeF/x Tests
    .  The Incredible Mr. Limpet
    .  Brother Termite
    .  WETA
         .  Troll (Using Jim Carrey Data)
    .  Blue Planet
         .  "Jet" (Using Jim Carrey Data)
    .  Phantom of the Opera
          . Using Jim Carrey Data
    .  Star Trek
          . Bringing 60's Spock Back to Life
    .  Play With Your Food
          .  Mushroom Man (Using Jim Carrey Data)
    .  Scrawney
          .  Internet "Stand-in" test for Michael Rosenblatt
    .  Justine
          .  Early LifeF/x work

Listing of Life F/X Assets to be
Excluded from SVB Liens

Internet Domain Names

 .  Lifefx.com
 .  Smilefx.com
 .  Girlfx.com
 .  Boyfx.com
 .  Manfx.com
 .  Ladyfx.com
 .  Netstampede.com
 .  Estampede.com
 .  E-dnas.com
 .  Lefef-x.com
 .  Lifeffects.com
 .  Lifeeffects.com
 .  Ur3d.com
 .  E-dnas.net
 .  Virtual-human.com
 .  Ur4d.com
 .  Mirageentsci.com
 .  3d4you.com
 .  3d4.com
 .  4d4me.com
 .  e4rm.com
 .  3d4life.com
 .  3d4rm.com
 .  e-motor.com
 .  3d4ever.com
 .  4d4you.com
 .  life-fx.com
 .  standin.com
 .  getbarcodes.com
 .  standins.org

              PROPRIETARY SOFTWARE TO BE EXCLUDED FROM SVB LIENS
              ---------------------------------------------------

announce:  Script that displays software group announcements to a user.

auto_slate: Wrapper script around the slategen program. This script prompts users for input and determines the correct slate image resolution for input into the slategen program.

bpd: Bent Pipe Daemon. Program that allows fast bulk data transfer via the HiPPI network. Works only among the HiPPI connected system and the OMUs.

bpdcopy: Program that uses the bpd to quickly copy images via HiPPI from one system to another.

calib: Program that creates a look up table for the Howtek scanner. Companion programs include histogram, wedge and wedge2lut.

cine_dump: Programs that reads in a cineon file header and prints out the image's information like resolution, color depth, etc.

cine_load:  Script that facilitates retrieving file information off a tape.

cine_view:  Image program that displays cineon images.

cineon_monitor: Script that changes Matisse's monitor mode from one monitor to two monitors, and vice versa. Matisse is the only system with dual monitors, and is, therefore, the only one able to use the script.

deflicker:  Program that removes luminense flickering from a series of images.

dst_query, dst_to310, dst_to600: scripts used to set the current status of the DST drives.

fielder: program that finds A frames (present in a 3:2 pulldown shot) in a series of images.

fixperms: Script used to change file permissions on the /images files systems from "closed" or limited, to full access.

Grid:  Program that creates gridded images for testing and calibrating monitors.

hcopy: Wrapper script around bpdcopy. Prompts for input from user and reports status of HiPPI transfers.

histogram:  Program that creates image histogram data.

Isshot:  Script that lists sequences of frames in a succinct format.

lut_convert:  Program that converts LUTs and LUT values.

Multi_tar: Prompting script that allows tape backups to be done easily and efficiently, without a lot of knowledge of unix tape commands.

newplay: Program that loads a series of images into memory and displays them at realtime via a HiPPI connected frame buffer.

pt_adaptord: Communication program that enables the SGIs to communicate to the OMUs. Companion program is pt_svc_term.

pt_arch: Script that determines system type and operating system, so that the correct version of applications will run.

pt_filter_dens: Program used to create density text files from the densitometer, but without excess information the densitometer creates.

pt_framemem: Program that determines how much memory is free on a system and how many images of a given size will fit into that free memory.

pt_gen_lut: Program that generates look up tables. Companion programs include pt_gen_rec_lookup (creates recorder look up tables) and pt_gen_scan_rec_lut (used to create scanner look up tables).

pt_genesis:  Script that creates Genesis Plus scan request files.

pt_interp:  Program that interpolates data.  Used for OMU recorder calibration.

pt_key:  Script that converts key numbers to frame count numbers.

pt_lut_installer: Program that installs a hardware lookup table. Companion programs include pt_lut_editor and pt_lut_generator.

pt_mv_stride: Script that renumbers a series of files, using the "mv" command.
     Companion programs include pt_In_stride and pt_cp_stride.

pt_omubatch: Script that prompts users for a series of record and wedge requests to execute in sequence.

pt_operator: Program that manages recording and wedge requests, allowing operators to easily begin, track, document and archive requests.

pt_par_umask:  Program that sharpens an image using an unsharpmasking algorithm.

pt_recorder:  Program that executes record requests on the OMUs.

pt_renamer:  Script that easily renames a series of images.

pt_request: Program that creates requests (record or wedge) by prompting users for information.

pt_resample: Program that resizes images, including crop and pad, and converts images from one file format to another.

pt_shutdown: Program that monitors the status of the machine room, testing for humidity, temperature and electrical status. In the event of a critical system emergency, shuts down systems to prevent damage. Companion programs include tempserv, rtemp, btemp, temp, rhum, hmidserv, rshut, and shutserv.

pt_squish_log: Script that compresses a Multi-tar log file and creates a new, smaller file. Saves trees.

pt_tape_verify: Script that checks for errors in the Multi_tar output log file and reports them to the user.

pt_ticket: Program that adds a ticket to the Digital ticket database.

pt_view: Display program that can load and display any image file format supported by the PtGFImage library.

pt_wedger: Program that executes a wedge request on an OMU recorder, creating a brightness and/or contrast wedge of specified values.

ptfssh: Program that provides a file system shell capable of interacting with the OMUs. Originally designed to work with the PVS & RCI also.

RenderMinder: Script that checks the status of currently running third party rendering jobs and reports problems via email and pager to coordination and users.

RenderMinderKickoff: Script that allows starts of the RenderMinder script.

rlacin: Script that facilitates converting Wavefront rla files to cineon or rgb files.

run_prod_app: Script that displays, in a separate xterm window, the status of a recording request. Uses run_prod_app_helper, also.

sgi_sharp: Script that calls various sharpening programs to sharpen a series of images.

slategen: Program that prints supplied text onto a supplied background image.
     Used for creating shot slates.

wedge: Script that creates histrogram data on a series of images.

wedge2lut: Script that creates histrogram data on a series of images, that luts for the Howtek and Genesis Plus.

Unknown (status or purpose): (Not completed or used):

rstat, signon, patch_gen, polysharp, test7, test8, pt_run, pt_sep_filter, pt_sharpen, pt_wrapper, videolink, yuv_slate


                                       3